Exhibit 4.1

Orange County Bancorp, Inc.INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARECUSIP: 68417L 10 7 SEE REVERSE FOR CERTAIN DEFINITIONSTHIS CERTIFIES thatis the owner ofFULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.50 PER SHARE OF Orange County Bancorp, Inc.transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officer and its Corporate seal to be hereunto affixed.Dated:VICE PRESIDENT AND CORPORATE SECRETARY PRESIDENT AND CEO

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.TEN COM - as tenants in common UNIF GIFT MIN ACT - _________ Custodian __________ (Cust) (Minor) TEN ENT - as tenants by the entireties Under Uniform Gifts to Minors Act JT TEN - as joint tenants with right of survivorship and not as tenants in common (State)Additional abbreviations may also be used though not in the above listFor value received, hereby sell, assign and transfer untoPLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.Dated,XXNOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. Signature(s) GuaranteedBY: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15.